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                                                       EXHIBIT 10.3c

                            HYTEK MICROSYSTEMS, INC.
                             1991 STOCK OPTION PLAN

                      (Adopted by the Board of Directors and
        initially approved by the shareholders on May 10, 1991; amended on July 27, 1992 and May 12, 1995; amended on February 7, 1997(1))

          1. PURPOSES OF THE PLAN. The purposes of this 1991 Stock Option Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees and Consultants of the Company and its Subsidiaries and to promote the success of the Company's business. Options granted under the Plan may be incentive stock options (as defined under Section 422 of the Code) or non-statutory stock options, as determined by the Administrator at the time of grant of an option and subject to the applicable provisions of Section 422 of the Code and the regulations promulgated thereunder.

     2.   DEFINITIONS.  As used herein, the following definitions shall apply:

          (a) "ADMINISTRATOR" means the Board or any of its Committees as shall be administering the Plan, in accordance with Section 4 of the Plan.

          (b)  "BOARD" means the Board of Directors of the Company.

          (c) "CODE" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

          (d) "COMMITTEE" means a Committee, if any, appointed by the Board in accordance with paragraph (a) of Section 4 of the Plan.

          (e) "COMMON STOCK" means the Common Stock, no par value per share, of the Company.

          (f) "COMPANY" means Hytek Microsystems, Inc., a California corporation.

          (g) "CONSULTANT" means any person, including an advisor, who is engaged by the Company or any Parent or Subsidiary to render services and is compensated for such services, provided the term Consultant shall not include persons who are not compensated for their services or are paid only a Director's fee by the Company.

---------------
(1) Subject to shareholder approval at the May 16, 1997 Annual Meeting of Shareholders.


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          (h)  "CONTINUOUS STATUS AS AN EMPLOYEE OR CONSULTANT" means the absence of any interruption or termination of service as an Employee or Consultant. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of: (i) any leave of absence approved by the Administrator, including sick leave, military leave, or any other personal leave; provided, however, that for purposes of Incentive Stock Options, any such leave may not exceed ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract (including certain Company policies) or statute; or (ii) transfers between locations of the Company or between the Company, its Parent, its Subsidiaries or its successor.

          (i)  "DIRECTOR" shall mean a member of the Board.

          (j)  "DISABILITY" means total and permanent disability, as defined in
Section 22(e)(3) of the Code.

          (k) "EMPLOYEE" means any person, including Officers and Directors, employed by the Company or any Subsidiary. The payment of Directors' fees by the Company shall not be sufficient to constitute "employment" by the Company.

          (l) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

          (m) "FAIR MARKET VALUE" means, as of any date, the value of Common Stock determined as follows:

                    (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, the Fair Market Value of a Share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange (or, if listed on more than one exchange, the exchange with the greatest volume of trading in Common Stock) or system on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Administrator deems reliable;

                (ii) If the Common Stock is quoted on the NASDAQ System (but not on the National Market System thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the bid and asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Administrator deems reliable;

               (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.


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          (n)  "INCENTIVE STOCK OPTION" means an Option that satisfies the provisions of Section 422 of the Code.

          (o) "NONSTATUTORY STOCK OPTION" means an Option that is not an Incentive Stock Option.

          (p)  "OFFICER" means an officer of the Company within the meaning of
Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

          (q)  "OPTION" means a stock option granted pursuant to the Plan.

          (r)  "OPTIONED STOCK" means the Common Stock subject to an Option.

          (s)  "OPTIONEE" means an Employee or Consultant who holds an Option.

          (t)  "PARENT" corporation shall have the meaning defined in
Section 424(e) of the Code.

          (u)  "PLAN" means this 1991 Stock Option Plan.

          (v) "SHARE" means a share of the Common Stock, as adjusted in accordance with Section 10 of the Plan.

          (w)  "SUBSIDIARY" corporation shall have the meaning defined in
Section 424(f) of the Code.

     In addition, the terms "Rule 16b-3" and "Applicable Laws", the term "10% Shareholder", and the term "Tax Date" shall have the meanings set forth, respectively, in Sections 4, 7 and 8 below.

     3. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Section 10 of the Plan, the total number of Shares reserved and available for purchase upon exercise of Options under the Plan shall be three hundred seventy-six thousand one hundred seventy-five (376,175). The Shares may be authorized, but unissued, or reacquired stock. If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for other Options under the Plan. However, should the Company reacquire Shares which were issued pursuant to the exercise of an Option, such Shares shall not become available for future grant under the Plan.


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     4.   ADMINISTRATION OF THE PLAN.

          (a)  COMPOSITION OF ADMINISTRATOR.

                    (i) ADMINISTRATION WITH RESPECT TO DIRECTORS AND OFFICERS. With respect to grants of Options to Employees who are also Officers or Directors of the Company, the Plan shall be administered by (A) the Board, if the Board may administer the Plan in compliance with the rules governing a plan intended to qualify as a discretionary plan under Rule 16b-3 promulgated under the Exchange Act or any successor rule ("Rule 16b-3"), or
(B) a Committee designated by the Board to administer the Plan, which Committee shall be constituted (I) in such a manner as to comply with the rules governing a plan intended to qualify as a discretionary plan under Rule 16b-3 and (II) in such a manner as to satisfy the legal requirements, if any, relating to the administration of incentive stock option plans under applicable state corporate and securities laws and under the Code (the "Applicable Laws").

                (ii) ADMINISTRATION WITH RESPECT TO CONSULTANTS AND OTHER EMPLOYEES. With respect to grants of Options to Employees or Consultants who are neither Directors nor Officers of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws.

               (iii) MULTIPLE ADMINISTRATIVE BODIES. If permitted by Rule 16b-3 and by the Applicable Laws, the Plan may (but need not) be administered by different administrative bodies with respect to Directors, non-Director Officers, and Employees and Consultants who are neither Directors nor Officers.

                (iv) GENERAL. Once a Committee has been appointed pursuant to subsection (i) or (ii) of this Section 4(a), such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of any Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies (however caused) or remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws, and, in the case of a Committee appointed under subsection (i) hereof, to the extent permitted by Rule 16b-3 as it applies to a plan intended to qualify thereunder as a discretionary plan.

          (b) POWERS OF THE ADMINISTRATOR. Subject to the provisions of the Plan and, in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:


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                 (i)     to determine the Fair Market Value of the Common
Stock, in accordance with Section 2(m) of the Plan;

                (ii) to select the Officers, Consultants and Employees to whom Options may from time to time be granted hereunder;

               (iii) to determine whether and to what extent Options are granted hereunder;

                (iv) to determine the number of shares of Common Stock to be covered by each such Option granted hereunder;

                 (v)     to approve forms of agreement for use under the Plan;

                (vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Option granted hereunder (including, but not limited to, whether such Option is an Incentive Stock Option or a Nonstatutory Stock Option, the exercise price and any restriction or limitation, or any vesting acceleration or waiver of forfeiture restrictions regarding any Option or other award and/or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator shall determine, in its sole discretion); provided, however, that in the event of a merger, asset sale or change of control, the applicable provisions of Section 10 of the Plan shall govern vesting acceleration;

               (vii) to determine whether and under what circumstances an Option may be settled in cash under subsection 7(a)(viii) instead of Common Stock;

              (viii) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted;

                (ix)     to interpret the Plan;

                 (x) to prescribe, amend and rescind rules and regulations relating to the Plan;

                (xi) with the consent of the holder thereof, to modify or amend each Option; and

               (xii) to make all other determinations deemed necessary or advisable for the administration of the Plan.


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          (c)  EFFECT OF ADMINISTRATOR'S DECISION.  All decisions,
determinations and interpretations of the Administrator shall be final and binding on all Optionees.

     5.   ELIGIBILITY.

          (a) PERSONS ELIGIBLE. Nonstatutory Stock Options may be granted only to Employees and Consultants. Incentive Stock Options may be granted only to Employees. An Optionee who has been granted an Option may, if he or she is otherwise eligible, be granted additional Options.

          (b) NO EMPLOYMENT AGREEMENT. Neither the Plan nor any Option agreement shall confer upon any Optionee any right with respect to continuation of employment by or service as a Consultant to the Company, nor shall it interfere in any way with the Optionee's right or the Company's right to terminate the Optionee's employment or consulting relationship at any time.

     6. TERM OF PLAN. Subject to Section 15 of the Plan, the Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the shareholders of the Company as described in Section 15. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 12 of the Plan.

     7.   OPTIONS.

          (a) GRANTS. The Administrator, in its discretion, may grant Options to eligible participants and shall determine whether such Options shall be Incentive Stock Options or Nonstatutory Stock Options. Each Option shall be evidenced by a written Option agreement which shall expressly identify the Options as Incentive Stock Options or as Nonstatutory Stock Options, and be in such form and contain such provisions as the Administrator shall from time to time deem appropriate. Without limiting the foregoing, the Administrator may, at any time, or from time to time, authorize the Company, with the consent of the respective recipients, to issue Options in exchange for the surrender and cancellation of any or all outstanding Options. Option agreements shall contain the following terms and conditions:

                 (i) EXERCISE PRICE; NUMBER OF SHARES. The per Share exercise price for the Shares issuable upon exercise of an Option shall be such price as is determined by the Administrator, but shall in no event be less than 100% of the Fair Market Value of Common Stock, determined as of the date of grant of the Option. In the event that the Administrator shall subsequently amend the Option to reduce the exercise price, the exercise price shall be no less than 100% of the Fair Market Value as of the date of that amendment.

     The Option agreement shall specify the number of Shares to which it pertains.


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                (ii)     WAITING PERIOD; EXERCISABILITY; TERM.  At the time
an Option is granted, the Administrator will determine the terms and conditions to be satisfied before Shares may be purchased, including the dates on which Shares subject to the Option may first be purchased or the conditions which must be satisfied prior to purchase. The Administrator may specify that an Option may not be exercised until the completion of the service period specified at the time of grant. (Any such period is referred to herein as the "waiting period".) At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised, which shall not be less than the waiting period, if any, nor more than ten
(10) years from the date of grant.

               (iii) FORM OF PAYMENT. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of (1) cash, (2) check, (3) promissory note, (4) other Shares which (x) in the case of Shares acquired upon exercise of an Option, have been owned by the Optionee for more than six months on the date of surrender and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (5) delivery of a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds required to pay the exercise price, (6) any combination of the foregoing methods of payment, or (7) such other consideration and method of payment for the issuance of Shares to the extent permitted under Applicable Laws.

                (iv) SPECIAL INCENTIVE STOCK OPTION PROVISIONS. In addition to the foregoing, Options granted under the Plan which are intended to be Incentive Stock Options under Section 422 of the Code shall be subject to the following terms and conditions:

                         (A)  DOLLAR LIMITATION.  To the extent that the
aggregate Fair Market Value of (i) the Shares with respect to which Options designated as Incentive Stock Options plus (ii) the shares of stock of the Company, Parent and any Subsidiary with respect to which other incentive stock options are exercisable for the first time by an Optionee during any calendar year under all plans of the Company and any Parent and Subsidiary exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of the preceding sentence, (i) Options shall be taken into account in the order in which they were granted, and (ii) the Fair Market Value of the Shares shall be determined as of the time the Option or other incentive stock option is granted.

                         (B)  GENERAL.  Except as modified by the preceding
provisions of this subsection 7(a)(iv) and except as otherwise limited by
Section 422 of the Code, all of the provisions of the Plan shall be applicable to the Incentive Stock Options granted hereunder.


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                 (v)     10% SHAREHOLDER.  If any Optionee to whom an Incentive
Stock Option is to be granted pursuant to the provisions of the Plan is, on the date of grant, the owner of Common Stock (as determined under Section 424(d) of the Code) possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary (a "10% Shareholder"), then the following special provisions shall be applicable to the Option granted to such individual:

                         (A)  The per Share Option price of Shares subject to
such Incentive Stock Option shall not be less than 110% of the Fair Market Value of Common Stock on the date of grant; and

                         (B)  The Option shall not have a term in excess of
five (5) years from the date of grant.

                (vi) RULE 16b-3. Grants of options to Directors, Officers and 10% Shareholders must comply with the applicable provisions of Rule 16b-3 and such Options shall contain such additional conditions or restrictions, if any, as may be required by Rule 16b-3 to be in the written Option Agreement in order to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

               (vii) OTHER PROVISIONS. Each Option granted under the Plan may contain such other terms, provisions, and conditions not inconsistent with the Plan as may be determined by the Administrator.

              (viii) BUYOUT PROVISIONS. The Administrator may at any time offer to buy out, for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made. Any such cash offer made to an Officer or Director shall comply with the provisions of Rule 16b-3 relating to cash settlement of stock appreciation rights. This provision is intended only to clarify the powers of the Administrator and shall not in any way be deemed to create any rights on the part of Optionees to receive buyout offers or payments.

          (b)  METHOD OF EXERCISE.

                 (i) EXERCISABILITY. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator and as shall be permissible under the terms of the Plan.

                (ii) NO FRACTIONAL SHARES. An Option may not be exercised for a fraction of a Share.

               (iii) PROCEDURE FOR EXERCISE; RIGHTS AS A SHAREHOLDER. An Option shall be deemed to be exercised when the Company receives: (i) written notice of such exercise in accordance with the terms of the Option from the person entitled to exercise the Option and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment allowable under subsection 7(a)(iii) of the Plan, as authorized by the Administrator (and, in the case of an Incentive Stock Option, determined at the time of grant) and permitted by the Option Agreement. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 10 of the Plan.

                (iv) EFFECT OF EXERCISE. Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter shall be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

          (c)  EFFECT OF TERMINATION OF EMPLOYEE OR CONSULTANT STATUS.

                 (i) TERMINATION OF EMPLOYMENT OR CONSULTING RELATIONSHIP. In the event an Optionee's Continuous Status as an Employee or Consultant terminates (other than upon the Optionee's death or Disability), the Optionee may exercise his or her Option, but only within such period of time not to exceed six months as is determined by the Administrator (with such determination being made at the time of grant and not exceeding three
(3) months in the case of an Incentive Stock Option) from the date of such termination, and only to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall be returned to the Plan as of the termination date. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and all remaining Shares covered by such Option shall be returned to the Plan at the end of such period.

                (ii) DISABILITY OF OPTIONEE. In the event an Optionee's Continuous Status as an Employee or Consultant terminates as a result of the Optionee's Disability, the Optionee may exercise his or her Option, but only within six months from the date of such termination, and only to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). If, at the date of termination due to Disability, the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall be returned to the Plan as of the date of Disability. If, after such termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and all remaining Shares covered by such Option shall be returned to the Plan at the end of such period.

               (iii) DEATH OF OPTIONEE. In the event of an Optionee's death, the Optionee's estate or a person who acquired the right to exercise the deceased Optionee's Option by bequest or inheritance may exercise the Option, but only within six months following the date of death, and only to the extent that the Optionee was entitled to exercise it at the date of death (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall be returned to the Plan as of the date of death. If, after death, the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate, and all remaining Shares covered by such Option shall be returned to the Plan at the end of such period.

     8.   STOCK WITHHOLDING TO SATISFY WITHHOLDING TAX OBLIGATIONS.

          (a) ABILITY TO USE STOCK FOR WITHHOLDING. At the discretion of the Administrator, Optionees may satisfy withholding obligations as provided in this Section 8. When an Optionee incurs tax liability in connection with the exercise of an Option, which tax liability is subject to tax withholding under applicable tax laws, and the Optionee is obligated to pay the Company an amount required to be withheld under applicable tax laws, the Optionee may satisfy the withholding tax obligation by electing to have the Company withhold from the Shares to be issued upon exercise of the Option that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined (the "Tax Date").

          (b) ELECTION TO HAVE STOCK WITHHELD. All elections by an Optionee to have Shares withheld for this purpose shall be made in writing in a form acceptable to the Administrator and shall be subject to the following restrictions:

                 (i) the election must be made on or prior to the applicable Tax Date;

                (ii) once made, the election shall be irrevocable as to the particular Shares of the Option as to which the election is made (unless otherwise permitted by applicable tax regulations under the Code);

               (iii) all elections shall be subject to the consent or disapproval of the Administrator; and

                (iv) if the Optionee is a Director, Officer or 10% Shareholder, the election must comply with the applicable provisions of Rule 16b-3 and shall be subject to such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

          (c) SECTION 83(b) ELECTION. In the event the election to have Shares withheld is made by an Optionee, no election is filed under Section 83(b) of the Code and the Tax Date is deferred under Section 83 of the Code, the Optionee shall receive the full number of Shares with respect to which the Option is exercised but such Optionee shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

     9. NON-TRANSFERABILITY OF OPTIONS. Options may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder. The designation of a beneficiary by an Optionee does not constitute a transfer. An Option may be exercised, during the lifetime of the Optionee, only by the Optionee or a transferee permitted by this Section 9.

     10. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, DISSOLUTION, MERGER, ASSET SALE OR CHANGE OF CONTROL.

          (a) CHANGES IN CAPITALIZATION. Subject to any required action by the shareholders of the Company, the number of Shares covered by each outstanding Option, and the number of Shares which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per Share covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the aggregate number of issued Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed for this purpose to have been "effected without receipt of consideration". Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive.

          (b) DISSOLUTION OR LIQUIDATION. In the event of the proposed dissolution or liquidation of the Company, all outstanding Options will terminate immediately prior to the consummation of such proposed action. The Administrator may, in the exercise of its sole discre-tion in such instances, declare that all Options shall terminate as of a date fixed by the Administrator and give each Optionee the right to exercise his or her Option as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable.

          (c) MERGER OR ASSET SALE. In the event of a merger of the Company with or into another corporation or the sale of substantially all of the assets of the Company, each outstanding Option shall be assumed or an equivalent option substituted by the successor corporation or a Parent or Subsidiary of such successor corporation. However, the Administrator may, in lieu of such assumption or substitution, provide each Optionee with the right to exercise his or her Options in full as to all of the Optioned Stock, including Shares as to which such Options would not otherwise be exercisable. If the Administrator makes an Option fully exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee that the Option shall be fully exercisable for a period of time determined by the Administrator from the date of such notice, and the Option will terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, immediately following the merger or sale of assets, the option confers the right to purchase, for each Share of Optioned Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and, if such holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets was not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation and the participant, provide for the consideration to be received upon the exercise of the Option for each Share of Optioned Stock subject to the Option to be solely common stock of the successor corporation or its Parent equal in Fair Market Value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

          (d) CHANGE IN CONTROL. In the event of a "Change in Control" of the Company, as defined in paragraph (e) below, unless otherwise determined by the Administrator prior to the occurrence of such Change in Control, any Options outstanding on the date such Change in Control is determined to have occurred that are not yet exercisable and vested on such date, whether such Options were granted before or after the amendment of the Plan to include this provision, shall become fully exercisable and vested.

          (e)  DEFINITION OF "CHANGE IN CONTROL".  For purposes of this
Section 10, a "Change in Control" means the happening of any of the following:

               (i) When any "person", as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, a Subsidiary or a Company employee benefit plan,


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

including any trustee of such plan acting as trustee) is or becomes the "beneficial owner" (as defined in Rule 13d-3 promulgated under the Exchange
Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company's then outstanding securities; or

              (ii) The shareholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the shareholders of the Company approve an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets; or

             (iii) A change in the composition of the Board as a result of which fewer than a majority of the directors in office are Incumbent Directors. "Incumbent Directors" shall mean directors who either (A) are directors of the Company as of the date this Section 10(e) was added to the Plan by the Board, or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but shall not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company).

          (f) NO OTHER ADJUSTMENTS. Except as expressly provided or authorized herein, no issuance by the Company of shares of stock of any class, or securities convertible into or exercisable for shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Option.

     11. TIME OF GRANTING OPTIONS. The date of grant of an Option shall, for all purposes, be the date on which the Administrator makes the determination granting such Option, or such other later date as is determined by the Administrator. Notice of the determination shall be given to each Employee or Consultant to whom an Option is so granted within a reasonable time after the date of such grant.

     12.  AMENDMENT AND TERMINATION OF THE PLAN.

          (a) AMENDMENT AND TERMINATION. The Board may at any time amend, alter, suspend, or terminate the Plan. The Company shall obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Rule 16b-3 promulgated under the Exchange Act or Section 422 of the Code (or any other applicable law or regulation, including the requirements of any exchange or quotation system on which the Common Stock is listed or quoted) in such a manner and to such a degree as is required by such law or regulation.

          (b) EFFECT OF AMENDMENT OR TERMINATION. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee with respect to Options already granted unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in a writing signed by the Optionee and the Company.

     13.  CONDITIONS UPON ISSUANCE OF SHARES.

          (a) COMPLIANCE WITH LAWS. Shares shall not be issued upon exercise of an Option unless such exercise and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, state securities laws and the requirements of any stock exchange or quotation system upon which the Shares may then be listed or quoted, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

          (b) INVESTMENT INTENT. As a condition to the exercise of an Option or the issuance of Shares upon exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

          (c) NO COMPANY LIABILITY. Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the non-issuance or sale of such Shares as to which such requisite authority shall not have been obtained.

          (d) GRANTS EXCEEDING ALLOTTED SHARES. If the Optioned Stock covered by an Option exceeds, as of the date of grant, the number of Shares which may be issued under the Plan without additional shareholder approval, such Option shall be void, and shall not be exercisable, with respect to such excess Optioned Stock, unless shareholder approval of an amendment sufficiently increasing the number of Shares subject to the Plan to permit full exercise of the Option is timely obtained in accordance with Sections 12 and 15 of the Plan.

     14. RESERVATION OF SHARES. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan and the Options granted hereunder.

     15.  SHAREHOLDER APPROVAL.

          (a) REQUIREMENT. Continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted as provided in Section 6 and at or prior to the first annual meeting of shareholders held subsequent to the first granting of an Option hereunder. Such shareholder approval shall be obtained in the manner and to the degree that is required under applicable federal and state laws.

          (b) MANNER OF SOLICITATION. Approval of the Plan by the shareholders of the Company shall be solicited substantially in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder.


     16. PERFORMANCE-BASED PLAN LIMITATION. The following limitations shall apply to grants of Options to Employees:

          (i) No Employee shall be granted, in any fiscal year of the Company, Options to purchase more than 50,000 Shares.

          (ii) In connection with his or her initial employment, an Employee may be granted Options to purchase up to an additional 50,000 Shares, which shall not count against the limit set forth in subsection (i) above.

          (iii) The foregoing limitations shall be adjusted proportionately in connection with any change in the Company's capitalization as described in Section 10.

          (iv) If an Option is cancelled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 10), the cancelled Option will be counted against the limit set forth in this Section 16. For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.


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